UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 13, 2007

Commission	Exact name of registrant as	I.R.S. Employer
File Number	specified in its charter, state	Identification Number
of incorporation, address of
principal executive offices,
and telephone number

1-3274	FLORIDA POWER	59-0247770
CORPORATION
d/b/a PROGRESS ENERGY
FLORIDA, INC.
299 First Avenue North
St. Petersburg, Florida 33701
Telephone: (727) 820-5151
State of Incorporation: Florida
None
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit 12

Item 8.01 Other Events
     The purpose of this Form 8-K is to provide as an exhibit the computation of the Ratio of Earnings to Fixed Charges and the computation of the Ratio of Earnings to Fixed Charges and Preferred Dividends Combined for the twelve months ended June 30, 2007 and 2006.
Item 9.01. Financial Statements and Exhibits

Exhibits

12	Computation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to Fixed Charges and Preferred Dividends Combined

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC. Registrant
By:	/s/ Jeffrey M. Stone
Jeffrey M. Stone
Controller and Chief Accounting Officer

Date: September 13, 2007